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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1




Section 7.3 Indenture                                 Distribution Date: 7/16/01
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    2,533,113.33
               Class B Note Interest Requirement                      224,414.17
               Class C Note Interest Requirement                      318,176.25
                       Total                                        3,075,703.75

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         3.54778
               Class B Note Interest Requirement                         3.77167
               Class C Note Interest Requirement                         4.15917

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        714,000,000
               Class B Note Principal Balance                         59,500,000
               Class C Note Principal Balance                         76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,500,000.00

(v)     Required Owner Trust Spread Account Amount                  8,500,000.00



                                      By:
                                                        --------------------

                                      Name:             Patricia M. Garvey
                                      Title:            Vice President